CONFIRMATION

TO:
Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates

9062 Old Annapolis Road
Columbia, Maryland 21045

Attention:	Client Manager-Carrington Mortgage Loan Trust, 2006-NC5
Telephone:	(410) 884-2000
Facsimile:	(410) 715-2380

FROM:	Swiss Re Financial Products Corporation
55 East 52nd Street
New York, New York 10055
Attention:	Head of Operations
Telephone:	(212) 407-7322
Facsimile.	(917) 322-7201

CC:
Attention:	Head of Legal
Facsimile:	(212) 317-5474

DATE:	December 19, 2006

Transaction Reference Number: 1166276 - Class A Certificates

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates, and Swiss Re Financial Products Corporation, a corporation organized under the laws of the State of Delaware (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, “Party A” means Swiss Re Financial Products Corporation, and “Party B” means Carrington Mortgage Loan Trust, Series 2006-NC5, by Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of December 1, 2006 (the “Pooling and Servicing Agreement”), among Stanwich Asset Acceptance Company, L.L.C., as Depositor, New Century Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee (the “Trustee”).

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to that 1992 ISDA Master Agreement (the “Master Agreement”) dated as of December 19, 2006, between the parties. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Schedule A attached hereto
Trade Date:	December 6, 2006
Effective Date:	December 19, 2006
Termination Date:	January 25, 2011, subject to adjustment in accordance with the Following Business Day Convention with respect to Floating Amounts and subject to No Adjustment with respect to Fixed Amounts.
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Period End Dates:	The 25th of each month, commencing on 25th October 2006 and ending on the Termination Date, with No Adjustment.
Fixed Rate:	5.10%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Period End Dates:	The 25th of each month, commencing on 25th January 2007 in accordance with the Following Business Day Convention.
Floating Rate for initial Calculation Period:	To be determined
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Date:	First day of each Calculation Period
Compounding:	Inapplicable
Business Days:	New York
Calculation Agent:	Party A; provided, however, if an Event of Default has occurred with respect to Party A, a Reference Market-maker, as designated by Party B, shall be the Calculation Agent.

3. Account Details.

Account for payments to Party A:

PAYMENT INSTRUCTION:	JP Morgan Chase Bank
ABA#: 021-000-021
Swift: CHASUS33
For the Account of Swiss Re Financial Products
ACCT #: 066-911184

Account for payments to Party B:

PAYMENT INSTRUCTION:	Wells Fargo Bank, National Association
ABA#: 121-000-248
ACCT #: 3970771416
ACCT NAME: Corporate Trust Clearing
For further credit to ACCT #: 50969901
REF: Client Manager - Carrington Mortgage Loan Trust 2006-NC5

4. Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:  /s/ Robert Spuler
Name: Rober Spuler
Title: Senior Vice President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates

By:  /s/ Darron C. Woodus
Name: Darron C. Woodus
Title: Assistant Vice President

SCHEDULE A to the Confirmation dated as of December 19, 2006,

Re: Reference Number 1166276

Amortization Schedule. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

From and including	To but excluding	Notional Amount (USD)
December 19, 2006	January 25, 2007	1,155,804,000.00
January 25, 2007	February 25, 2007	1,146,493,612.60
February 25, 2007	March 25, 2007	1,133,622,038.58
March 25, 2007	April 25, 2007	1,117,166,594.70
April 25, 2007	May 25, 2007	1,097,134,113.01
May 25, 2007	June 25, 2007	1,073,561,567.15
June 25, 2007	July 25, 2007	1,046,517,331.74
July 25, 2007	August 25, 2007	1,016,102,069.50
August 25, 2007	September 25, 2007	982,449,265.68
September 25, 2007	October 25, 2007	945,728,259.09
October 25, 2007	November 25, 2007	906,158,095.16
November 25, 2007	December 25, 2007	866,596,274.80
December 25, 2007	January 25, 2008	828,667,329.15
January 25, 2008	February 25, 2008	792,303,395.04
February 25, 2008	March 25, 2008	757,439,444.68
March 25, 2008	April 25, 2008	724,013,166.71
April 25, 2008	May 25, 2008	691,964,852.29
May 25, 2008	June 25, 2008	661,237,285.93
June 25, 2008	July 25, 2008	631,775,640.99
July 25, 2008	August 25, 2008	603,527,379.50
August 25, 2008	September 25, 2008	576,442,156.21
September 25, 2008	October 25, 2008	531,558,642.54
October 25, 2008	November 25, 2008	476,100,712.29
November 25, 2008	December 25, 2008	427,050,956.58
December 25, 2008	January 25, 2009	383,605,062.98
January 25, 2009	February 25, 2009	345,049,858.22
February 25, 2009	March 25, 2009	319,197,867.44
March 25, 2009	April 25, 2009	302,203,263.85
April 25, 2009	May 25, 2009	285,994,648.72
May 25, 2009	June 25, 2009	270,538,851.58
June 25, 2009	July 25, 2009	255,799,657.48
July 25, 2009	August 25, 2009	241,727,431.76
August 25, 2009	September 25, 2009	228,208,494.57
September 25, 2009	October 25, 2009	210,720,713.04
October 25, 2009	November 25, 2009	192,438,931.13
November 25, 2009	December 25, 2009	175,794,345.88
December 25, 2009	January 25, 2010	160,607,310.95
January 25, 2010	February 25, 2010	160,607,310.95
February 25, 2010	March 25, 2010	160,607,310.95

From and including	To but excluding	Notional Amount (USD)
March 25, 2010	April 25, 2010	160,607,310.95
April 25, 2010	May 25, 2010	160,607,310.95
May 25, 2010	June 25, 2010	154,043,594.69
June 25, 2010	July 25, 2010	147,036,015.65
July 25, 2010	August 25, 2010	140,361,414.82
August 25, 2010	September 25, 2010	134,003,456.84
September 25, 2010	October 25, 2010	127,946,625.60
October 25, 2010	November 25, 2010	122,176,181.59
November 25, 2010	December 25, 2010	116,678,152.56
December 25, 2010	January 25, 2011	111,439,213.93